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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - April 19, 2002



                       ANWORTH MORTGAGE ASSET CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its Charter)




         Maryland                       001-13709               52-2059785
         --------                       ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation or Organization)      File Number)         Identification No.)



1299 Ocean Avenue, Suite 200, Santa Monica, California                90401
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(Address of Principal Executive Offices)                           (Zip Code)



       Registrant's telephone number, including area code: (310) 394-0115
                                                           --------------



                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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Item 7. Exhibits.

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Exhibits

                  Exhibit 99.1
                  ------------

                  Press Release dated April 19, 2002 of the Registrant.


Item 9. Registration FD Disclosure.

On April 19, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  ANWORTH MORTGAGE ASSET CORPORATION

Date: April 19, 2002              By:     /s/ Joseph Lloyd McAdams
                                        ------------------------------------
                                  Name:  Joseph Lloyd McAdams
                                  Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX
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   Exhibit Number                             Description
   --------------                             -----------

        99.1             Press Release dated April 19, 2002 of the Registrant.





                                 EXHIBIT INDEX
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